UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 3, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On December 3, 2010, C&D Technologies, Inc. (the “Company”) issued a press release announcing the status of its offers to exchange (the “Exchange Offer”) its outstanding 5.50% Convertible Senior Notes due 2026 and 5.25% Convertible Senior Notes due 2025 (collectively, the “Notes”) for consideration consisting of up to 38.9% and 56.1%, respectively, of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company following the consummation of the Exchange Offer on the terms and subject to the conditions described in a registration statement on Form S-4, File No. 333-170056 (as amended, the “Registration Statement”).

Additionally, the press release announces that on December 3, 2010, the Company retained MacKenzie Partners, Inc. to act as a proxy solicitor in connection with the special meeting of stockholders.

The foregoing description of the press release is qualified in its entirety by reference to the full press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release is also being filed herewith in accordance with Rule 425 under the Securities Act.

The Company’s exchange offers of shares of its common stock in exchange for outstanding notes has commenced, but the solicitation and the offer to exchange such notes will only be made pursuant to the tender offer statement, including information incorporated from the Registration Statement on Form S-4 filed by C&D Technologies with the SEC on November 30, 2010, on Schedule TO filed with the Securities and Exchange Commission (the “SEC”) on October 18, 2010, as amended by filings with the SEC on November 9, 2010 and November 23, 2010. NOTEHOLDERS SHOULD READ ALL OF THESE MATERIALS CAREFULLY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Noteholders and stockholders will be able to obtain the registration statement on form S-4 and the tender offer statement on Schedule TO, and related materials with respect to the exchange offer, free of charge: at the website of the SEC at www.sec.gov; from the information agent named in the tender offer materials; or on the “Investor Relations” portion of the Company’s website at www.cdtechno.com.

Forward-looking Statements:

This press release contains forward-looking statements, which are based on management’s current expectations and are subject to uncertainties and changes in circumstances. Words and expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

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The Company’s actual results could differ materially from those anticipated in forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2010, updated to reflect certain subsequent events as detailed in the Current Report on Form 8-K, filed on October 20, 2010, which should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2010, including the risk factors contained therein. We caution you not to place undue reliance on these forward-looking statements. Further, factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, the following: the Company’s inability to consummate the exchange offer or voluntary prepackaged plan of reorganization.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press Release dated December 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ Ian J. Harvie
Ian J. Harvie, Vice President and
Chief Financial Officer

Date: December 3, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Press release dated December 3, 2010.

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